Exhibit 10.2

SEVENTH AMENDMENT

This Seventh Amendment, effective as of the last date of signature hereto is made to the January 13, 2006 Research/Manufacturing Agreement between Schering Corporation, acting through its Schering-Plough Research Institute division, having a business address at 2000 Galloping Hill Road, Kenilworth, New Jersey 07033 (“SPRI”) and Albany Molecular Research, Inc., having a business address at 26 Corporate Circle, Albany, New York 12203-5154 (together with its subsidiaries and affiliates hereinafter collectively referred to as “AMRI”) as amended on June 15, 2006, January 2, 2007, January 3, 2008, November 19, 2008, March 9, 2009, and March 27, 2009 (collectively, as amend  the “Agreement”).

WITNESSETH:

WHEREAS, SPRI and AMRI desire to extend the term of the Agreement, amend the termination section, amend the FTE rate in the Agreement, and amend to add affiliate language.

NOW, THEREFORE, SPRI and AMRI agree to amend the Agreement as follows:

1.	Delete the text of Section E.1.of the Agreement in its entirety and replace it with the following:

“This Agreement shall commence on the date first set forth above and shall terminate on March 31, 2015, unless earlier terminated by either party (the “Term”).  The Term of this Agreement may be extended by mutual written agreement of the parties.

2.	Delete the text of Section E.3.d. of the Agreement in its entirety and replace it with the following:

“SPRI may terminate this Agreement or any Project without cause upon written notice to AMRI under the following conditions:

i. SPRI may terminate this Agreement or any Project at any time, by providing AMRI prior written notice as outlined in the table below (the “Termination Date”).  In such event, SPRI shall reimburse AMRI for all of fees and costs incurred and for any non-cancelable commitments made up to the Termination Date.  Upon termination, or at any other time that SPRI may request, AMRI promptly shall return all documents and information generated by AMRI in the course of performing AMRI Services hereunder, including but not limited to all product reports and study reports.

Total Number of [/*[CONFIDENTIAL TREATMENT REQUESTED]*/] this Agreement or any Project	Termination Notice Number of Days

[/*[CONFIDENTIAL TREATMENT REQUESTED]*/]	60 days

[/*[CONFIDENTIAL TREATMENT REQUESTED]*/]	90 days

For example, if SPRI decides to terminate a total of [/*[CONFIDENTIAL TREATMENT REQUESTED]*/] from any Project or this Agreement, SPRI will give ninety (90) days prior written to

AMRI for the first [/*[CONFIDENTIAL TREATMENT REQUESTED]*/] and sixty (60)  days prior written notice to AMRI for the [/*[CONFIDENTIAL TREATMENT REQUESTED]*/].

[CONFIDENTIAL TREATMENT REQUESTED BY AMRI – 09]

3.	In Section F.2.a. of the Agreement the FTE rate table is deleted in its entirety and replaced with the following:

[/*[CONFIDENTIAL TREATMENT REQUESTED]*/] Based FTEs
Total Number of FTEs	[/*[CONFIDENTIAL TREATMENT REQUESTED]*/] Price Per FTE (in US Dollars)	Estimated [/*[CONFIDENTIAL TREATMENT REQUESTED]*/] Expenses per [/*[CONFIDENTIAL TREATMENT REQUESTED]*/] per FTE (in US Dollars)
[/*[CONFIDENTIAL TREATMENT REQUESTED]*/]	$[/*[CONFIDENTIAL TREATMENT REQUESTED]*/]	$[/*[CONFIDENTIAL TREATMENT REQUESTED]*/]
[/*[CONFIDENTIAL TREATMENT REQUESTED]*/]	$[/*[CONFIDENTIAL TREATMENT REQUESTED]*/]	$[/*[CONFIDENTIAL TREATMENT REQUESTED]*/]
[/*[CONFIDENTIAL TREATMENT REQUESTED]*/]	$[/*[CONFIDENTIAL TREATMENT REQUESTED]*/]	$[/*[CONFIDENTIAL TREATMENT REQUESTED]*/]
[/*[CONFIDENTIAL TREATMENT REQUESTED]*/]	$[/*[CONFIDENTIAL TREATMENT REQUESTED]*/]	$[/*[CONFIDENTIAL TREATMENT REQUESTED]*/]

[/*[CONFIDENTIAL TREATMENT REQUESTED]*/] Based FTEs
Total Number of FTEs	[/*[CONFIDENTIAL TREATMENT REQUESTED]*/] Price Per FTE (in US Dollars)	Estimated [/*[CONFIDENTIAL TREATMENT REQUESTED]*/] Expenses per [/*[CONFIDENTIAL TREATMENT REQUESTED]*/] per FTE (in US Dollars)
[/*[CONFIDENTIAL TREATMENT REQUESTED]*/]	$[/*[CONFIDENTIAL TREATMENT REQUESTED]*/]	$[/*[CONFIDENTIAL TREATMENT REQUESTED]*/]

[/*[CONFIDENTIAL TREATMENT REQUESTED]*/] Based FTEs
Total Number of FTEs	[/*[CONFIDENTIAL TREATMENT REQUESTED]*/] Price Per FTE (in U.S. Dollars)	Estimated [/*[CONFIDENTIAL TREATMENT REQUESTED]*/] Expenses per [/*[CONFIDENTIAL TREATMENT REQUESTED]*/] per FTE (in US Dollars)
[/*[CONFIDENTIAL TREATMENT REQUESTED]*/]	$[/*[CONFIDENTIAL TREATMENT REQUESTED]*/]	$[/*[CONFIDENTIAL TREATMENT REQUESTED]*/]
[/*[CONFIDENTIAL TREATMENT REQUESTED]*/]	$[/*[CONFIDENTIAL TREATMENT REQUESTED]*/]	$[/*[CONFIDENTIAL TREATMENT REQUESTED]*/]
[/*[CONFIDENTIAL TREATMENT REQUESTED]*/]	$[/*[CONFIDENTIAL TREATMENT REQUESTED]*/]	$[/*[CONFIDENTIAL TREATMENT REQUESTED]*/]
* [/*[CONFIDENTIAL TREATMENT REQUESTED]*/] based FTEs rates do not include
[/*[CONFIDENTIAL TREATMENT REQUESTED]*/].  AMRI shall include the appropriate
[/*[CONFIDENTIAL TREATMENT REQUESTED]*/] amount to all invoices for
[/*[CONFIDENTIAL TREATMENT REQUESTED]*/] FTEs.

[CONFIDENTIAL TREATMENT REQUESTED BY AMRI – 10]

4.	Add Section L as follows:

L.  Affiliate Language:

1.      For purposes of this Agreement, the term “Affiliate” means (1) any corporation or business entity of which fifty percent (50%) or more of the voting stock or voting equity interests  are owned directly or indirectly by a PARTY; or (2) any corporation or business entity which directly or indirectly owns fifty percent (50%) or more of the voting stock or voting equity interests of a party; or (3) any corporation or business entity directly or indirectly controlling or under control of a corporation or business entity as described in (1) or (2).  An Affiliate shall be permitted to utilize the AMRI Services for any Project, under this Agreement and shall be bound by the terms and conditions this Agreement as if a party hereto.

5.
Capitalized terms used and not otherwise defined herein shall have the meaning given to them in the Agreement. Except for the foregoing, all of the terms and conditions of the Agreement are hereby ratified and confirmed shall remain in full force and effect.  This Seventh Amendment may not be modified or amended unless in writing and signed by the parties hereto.

IN WITNESS WHEREOF, the parties have caused this Seventh Amendment to be executed by their duly authorized representatives.

ALBANY MOLECULAR RESEARCH, INC.		SCHERING CORPORATION,
acting through its Schering-Plough
Research Institute division

By:	Michael P. Williams	By:	Willie A. Deese
	authorized representative		authorized representative
Name:	Michael P. Williams		Name

Title:	Vice President, Legal Affairs	Title:	EVP & President

Date:	July 14, 2010	Date:	July 8, 2010